SHEPMYERS INVESTMENT COMPANY


                          ANNUAL REPORT TO SHAREHOLDERS



                                December 31, 1996
















                                  P.O. Box 339
                           Hanover, Pennsylvania 17331

                          Shepmyers Investment Company
                                  P.O. Box 339
                           HANOVER, PENNSYLVANIA 17331



February 7, 1997


Dear Shareholder:

We are pleased to forward the Annual Report reflecting the company's financial results for the year ended December 31, 1996.

After making one small rate reduction in January, 1996 the Federal Reserve stayed on the sidelines for the remainder of the year. The U.S. economy charted a course of moderate strength that led some observers to dub it the "Goldilocks economy." This was a reference to the almost uncanny tendency of the economy to continue on a path that was neither too strong nor too weak. While job growth slowed in the second half of the year, the overall labor market remained relatively tight and a number of employers reported difficulty in finding qualified labor. Strong labor conditions have helped to push consumer confidence to its highest level in nearly seven years.

Contrary to broadly-held expectations for lower rates at the beginning of 1996, municipal yields rose modestly during the year. The yield on the Bond Buyer Index increased from 5.44% at the end of 1995 to 5.66% at the close of 1996. The Portfolio's net asset value, which moves in the opposite direction of interest rates, decreased to $20.25 at December 31, 1996 from $20.49 at December 31, 1995.

The portfolio continues to embody the goals of strong credit quality, diversification of holdings and conservative maturity structure. Eighty-six percent of the bonds are rated at least "AA-" by either Standard & Poor's or Moody's Investors Service. The portfolio is diversified among fifty-two separate issuers across twenty-one states. This diversification mitigates the risks associated with economic events occurring in any one state or region. Seventy-four percent of the bonds mature in eight years or less and the longest maturity in the portfolio is only sixteen years. The weighted average maturity of the portfolio is conservative at 5.31 years.

On behalf of the Board of Directors, I am pleased to report the declaration of an extra dividend of $0.39 per share from earnings generated by the company during 1996. This is payable March 3, 1997 to shareholders of record February 21, 1997. This brings the total distributions from 1996 earnings to $1.003.

To assist you in preparation of your 1996 income tax returns, listed below are certain tax attributes concerning the dividends paid to you during 1996.

1) All distributions to you during 1996 represented tax-exempt interest dividends for federal income tax purposes.

2) For Pennsylvania residents, 41.57% of the federally tax-exempt interest dividends should be considered Pennsylvania exempt-interest dividends and are not subject to Pennsylvania Personal Income Tax in 1996.

We appreciate the confidence you have expressed in the Board and welcome your questions and suggestions.

Sincerely,


/s/ Paul E. Spears
---------------------------------
Paul E. Spears
President & Chairman of the Board

                          Shepmyers Investment Company

                       Statement of Assets and Liabilities

                                December 31, 1996


Assets
Investments at market value (cost $15,133,591)                                  $15,665,634
Cash                                                                                  1,000
Accrued interest receivable and other assets                                        244,545
                                                                                -----------
Total assets                                                                     15,911,179

Liabilities
Investment purchases payable                                                        200,000
Dividends payable                                                                   125,223
Accrued liabilities                                                                  30,403
                                                                                -----------
Total liabilities                                                                   355,626
                                                                                -----------
Net assets at market, applicable to 768,238 issued and outstanding common shares at $.50 par value per share, equivalent to $20.25 a
share (2,000,000 shares authorized)                                             $15,555,553
                                                                                ===========


See accompanying notes.

                          Shepmyers Investment Company

                                   Investments

                                December 31, 1996


Principal                                                                            Market
Amount                    Description                                                Value
---------------------------------------------------------------------------------------------
         Highway construction bonds--1.29%
$200,000 Illinois Toll Highway Bonds, 6.35%, due 1/1/00, pre-refunded
         1/1/97 at 101                                                             $  202,000
                                                                                   ----------
         Total highway construction bonds                                             202,000

         Housing finance agency bonds--7.44%
 190,000 Massachusetts Housing Finance Agency, 6.75%, due 6/1/99,
         callable 12/1/96 at 102                                                      198,075
 130,000 Minnesota Housing Finance Agency, Single Family Mortgage,
         6.80%, due 1/1/99, callable 1/1/96 at 102                                    135,525
 100,000 Oregon State Housing and Community Service Department, Single
         Family Mortgage, 4.20%, due 7/1/99                                            99,750
 300,000 Virginia State Housing Authority, Series A, 7.15%, due 7/1/99                312,750
 400,000 Pennsylvania Housing Finance System, Single Family Mortgage,
         Series S, 7.25%, due 10/1/03                                                 420,000
                                                                                   ----------
         Total housing finance agency bonds                                         1,166,100

         General obligation bonds--52.44%
 200,000 Connecticut State, Series A, 5.25%, due 3/15/97                              200,500
 550,000 Maricopa County, Arizona, 6.80%, due 7/1/03, pre-refunded
         7/1/97 at 101                                                                563,200
 200,000 Vermont Muni Bond Bank, 6.50%, due 12/1/97                                   204,700
 200,000 Port Corpus Christi Authority, 4.40%, due 2/1/98                             200,800
 400,000 Pittsburgh, Pennsylvania, 6.875%, due 3/1/98, callable 3/1/97 at
         102 (FGIC)                                                                   409,360
 250,000 Wisconsin State, 6.40%, due 5/1/00, pre-refunded 5/1/98 at 101               260,100
 175,000 Birmingham, Alabama, 7.00%, due 7/1/98                                       182,735


See accompanying notes.

                          Shepmyers Investment Company

                                December 31, 1996


Principal                                                                            Market
Amount                    Description                                                Value
---------------------------------------------------------------------------------------------
        General obligation bonds - 52.44% (continued)
$640,000 Commonwealth of Pennsylvania, First Series, 6.60%, due 6/1/01,
         pre-refunded 6/1/99 at 101.5                                                $681,984
 200,000 Dade County, Florida, Public Improvement, Series 1, 6.80%, due
         7/1/99, callable 7/1/89 at 102.75 (MBIA)                                     204,420
 300,000 New Hampshire, 6.50%, due 10/1/99, callable 4/1/99 at 102                    316,980
 300,000 Dauphin County Pennsylvania, 4.90%, due 3/15/00 (MBIA)                       304,560
 200,000 Pleasant Valley Pennsylvania School District, 6.00%, due 3/15/07,
         pre-refunded 3/15/00 at 100 (MBIA)                                           208,960
 300,000 New Mexico State Severance, 5.20%, due 7/1/01, callable 7/1/99
         at 100                                                                       305,580
 215,000 Utah State Municipal Finance Coop., Salt Lake, 6.90%, due
         3/1/02 (LOC - Government Revenue Pooled), callable 3/1/01 at
         100                                                                          233,855
 155,000 Cambria County Pennsylvania, 5.20%, due 8/15/02 (FGIC)                       159,170
 500,000 Washington Suburban Sanitation District, Maryland Water Supply,
         6.80%, due 6/1/05, pre-refunded 11/1/01 at 102                               552,550
 350,000 Erie County Pennsylvania, 4.90%, due 9/1/04 callable 9/1/98 at
         100                                                                          350,210
 250,000 Wissahickon Pennsylvania School District, 4.75%, due 11/15/05,
         callable 11/15/02 at 100                                                     248,750
 510,000 Indiana Bond Bank, Series A2, 6.75%, due 1/1/06, callable 1/1/01
         at 102 (LOC Sumitomo Bank Ltd.)                                              549,065


See accompanying notes.

                          Shepmyers Investment Company

                                December 31, 1996


Principal                                                                            Market
Amount                    Description                                                Value
---------------------------------------------------------------------------------------------

         General obligation bonds - 52.44% (continued)
$350,000 Montgomery County Pennsylvania, 5.20%, due 10/15/07, callable
         10/15/00 at 100                                                           $  351,470
 225,000 Wilkes-Barre, Pennsylvania School District, (Luzerne County),
         6.00%, due 4/1/08, callable 10/1/04 at 100 (FGIC)                            237,240
 200,000 Seneca Valley Pennsylvania School District, 5.50%, due 2/15/09,
         callable 8/15/05 at 100                                                      202,220
 210,000 Delaware County, Pennsylvania, 5.35%, due 10/1/08, callable
         10/1/00 at 100                                                               213,948
 300,000 Haverford Township, Pennsylvania School District (Delaware
         County), 6.00%, due 6/1/09, callable 6/1/04, 100 (FGIC)                      322,440
 290,000 Ephrata Pennsylvania Area School District, 5.40%, due 10/15/09,
         callable 10/15/01 at 100 (FGIC)                                              290,464
 210,000 Beaver County Pennsylvania, 5.50%, due 10/1/10, callable
         10/1/06 at 100 (MBIA)                                                        211,029
 250,000 Pennsylvania State Refunding and Projects, 5.375%, due 4/15/12,
         callable 4/15/03 at 101.50                                                   248,750
                                                                                   ----------
         Total general obligation bonds                                             8,215,040

         Special obligation bonds - 3.39%
 225,000 Connecticut State Special Tax Obligation, 6.80%, due 10/1/97                 229,860
 300,000 Pennsylvania Intergovernmental Coop Authority, Special Tax
         Revenue, Philadelphia Fund, 4.70%, due 6/15/01 (FGIC)                        301,650
         Total special obligation bonds                                               531,510

         Revenue bonds - 31.74%
 200,000 Harrisburg Authority, Dauphin County Lease Revenue, 5.80%,
         due 6/1/97                                                                   201,600
 325,000 Knoxville, Tennessee Water Revenue, 6.70%, due 11/1/03, pre-
         refunded 11/1/97 at 102                                                      338,748
 150,000 Memphis-Shelby County Tennessee Airport Authority, 4.25%, due
         2/15/98                                                                      150,375


See accompanying notes.

                                           Shepmyers Investment Company

                                                 December 31, 1996


Principal                                                                            Market
Amount                    Description                                                Value
---------------------------------------------------------------------------------------------
         Revenue bonds - 31.74% (continued)
$245,000 Kenton County Kentucky School District, Finance Corporate
         School Building, 4.25%, due 7/1/98                                        $  245,931
 275,000 Fort Wayne, Indiana, Hospital Revenue Bond, 6.60%, due 7/1/98,
         callable 7/1/96 at 102                                                       285,368
 500,000 Hillsborough County Florida Aviation Authority (Tampa
         International Airport), 4.25%, due 10/1/98                                   502,300
 300,000 West Chester Pennsylvania Area School District, 3.55%, due
         12/1/98                                                                      296,790
 250,000 Kane County Illinois Public Building, Elgin Community College,
         6.80%, due 12/1/02, pre-refunded 12/1/99 at 100                              266,675
 230,000 Intermountain Power Agency, Utah, 6.80%, due 7/1/02, callable
         1/1/97 at 102                                                                237,214
 300,000 Pennsylvania State Certificates of Participation, Lease Revenue,
         4.90%, due 7/1/02 (AMBAC)                                                    303,570
 350,000 District of Columbia, Georgetown University, 6.90%, due 4/1/04,
         callable 4/1/99 at 102                                                       371,665
 450,000 Chester County Pennsylvania Health and Education Authority
         (Main Line Health System), 4.90%, due 5/15/04                                447,750
 200,000 Allegheny County Pennsylvania Hospital Authority, (Children's
         Hospital), 4.85%, due 7/1/05 (MBIA)                                          200,000
 175,000 State Public Schools Pennsylvania College Revenue (Harrisburg
         Community), 5.10%, due 4/1/06 (MBIA)                                         175,718
 250,000 Lancaster County Pennsylvania Vo-Tech School Authority, 6.50%,
         due 2/15/07, callable 2/15/04 at 100                                         271,600
 125,000 Fleetwood Pennsylvania Area School District, 5.45%, due 4/1/08
         (FGIC)                                                                       126,500
 350,000 Lancaster Pennsylvania Area Sewer Authority, 5.50%, due 4/1/12,
         callable 10/1/03 at 100 (MBIA)                                               350,000
 200,000 Governor Mifflin Pennsylvania School District, 5.40%, due
         9/15/12, callable 9/15/03 at 100 (AMBAC)                                     199,500
                                                                                   ----------
         Total revenue bonds                                                        4,971,404


See accompanying notes.

                          Shepmyers Investment Company

                                December 31, 1996


Principal                                                                            Market
Amount                    Description                                                Value
---------------------------------------------------------------------------------------------
         Industrial revenue bonds - .83%
$130,000 Chester County Pennsylvania Industrial Development Authority,
         Glenn Avenue Associates, 4.375%, due 11/15/98 (Guaranteed by
         Provident Mutual Life)                                                   $   130,312
                                                                                  -----------
         Total industrial revenue bonds                                               130,312

         Short-term investments - at cost, approximating market - 2.87%
 449,268 Muni Fund Portfolio of Municipal Funds for Temporary
         Investment                                                                   449,268
                                                                                  -----------
         Total short-term investments                                                 449,268
                                                                                  -----------
         Total investments - 100% (cost $15,133,591)                              $15,665,634
                                                                                  ===========


See accompanying notes.

                          Shepmyers Investment Company

                             Statement of Operations

                          Year ended December 31, 1996


Investment income:
  Interest                                                            $ 884,378

Expenses:
  Investment advisory fees                                               25,000
  Custodian fees                                                          7,824
  Transfer and dividend disbursing agent fees                             3,316
  Legal and professional fees                                            31,050
  Officers' salaries and directors' fees                                 29,100
  Capital stock tax                                                       2,800
  Clerical                                                                2,500
  Insurance                                                               2,315
  Miscellaneous                                                          11,031
                                                                      ---------
                                                                        114,936
                                                                      ---------
Net investment income                                                   769,442

Realized and unrealized gain (loss) on investments:
  Net realized gain from investment transactions                         16,057
  Net unrealized depreciation of investments                           (180,868)
Net loss on investments                                                (164,811)
Net increase in net assets resulting from operations                  $ 604,631
                                                                      =========


See accompanying notes.

                          Shepmyers Investment Company

                       Statements of Changes in Net Assets


                                                                        Year ended December 31
                                                                       1996                1995
                                                                   -------------------------------

Changes resulting from operations:
  Net investment income                                            $   769,442         $   784,475
  Net realized gain (loss) from investment transactions                 16,057              (2,632)
  Net unrealized (depreciation) appreciation
    of investments                                                    (180,868)            518,238
                                                                   -------------------------------
  Net increase in net assets resulting from operations                 604,631           1,300,081

Distributions to shareholders:
  Dividends from net investment income                                (793,590)           (775,921)
                                                                   -------------------------------
Total (decrease) increase in net assets                               (188,959)            524,160

Net assets:
  Beginning of year                                                 15,744,512          15,220,352
                                                                   -------------------------------
  End of year (including undistributed net investment
  income of $297,020 and $321,168, respectively)                   $15,555,553         $15,744,512
                                                                   ===============================


See accompanying notes.

                          Shepmyers Investment Company

                              Financial Highlights


                                                                            Year ended December 31
                                                      1996            1995            1994            1993            1992
                                                ---------------------------------------------------------------------------

PER SHARE DATA (for a share outstanding
  throughout the indicated year)

Net asset value, beginning of year                   $20.49          $19.81          $20.82          $20.82          $20.65

Income from investment operations:
  Investment income                                    1.15            1.16            1.15            1.19            1.27
  Expenses                                              .15             .14             .15             .14             .14
                                                ---------------------------------------------------------------------------
Net investment income                                  1.00            1.02            1.00            1.05            1.13
Net realized and unrealized (loss) gain on
  investments                                          (.21)            .67            (.95)            .11             .26
                                                ---------------------------------------------------------------------------
Total from investment operations                        .79            1.69             .05            1.16            1.39

Less distributions:
  Dividends from net investment income                (1.03)          (1.01)          (1.06)          (1.13)          (1.21)
  Distribution from net realized gain from
    investment transactions                              --              --              --            (.03)           (.01)
                                                ---------------------------------------------------------------------------
Total distributions                                   (1.03)          (1.01)          (1.06)          (1.16)          (1.22)
                                                ---------------------------------------------------------------------------
Net asset value, end of year                         $20.25          $20.49          $19.81          $20.82          $20.82
                                                ===========================================================================

Total return based on net asset value
per share (1)                                          3.80%           8.58%            .10%           5.57%           6.75%
                                                    =======================================================================

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (in thousands)               15,556         $15,745         $15,220         $15,994         $15,993

Ratio of expenses to average net assets                 .75%            .72%            .73%            .67%            .66%

Ratio of net investment income to average net
  assets                                               4.99%           5.10%           5.02%           5.14%           5.55%

Portfolio turnover rate                               12.61%          11.00%          12.68%          14.92%          13.09%

Number of shares outstanding at end of year         768,238         768,238         768,238         768,238         768,238

----------
(1) Total return based on market price has not been disclosed due to lack of market price information.


See accompanying notes.

                                       -9-
PHTRANS:149404_1.WP5

                          Shepmyers Investment Company

                          Notes to Financial Statements

                                December 31, 1996


1.       Summary of Significant Accounting Policies

The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management company and intends to meet the requirements of a regulated investment company as defined under Subchapter M of the Internal Revenue Code. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

The Company's investment objective is to seek as high a level of income and capital gains, net of federal income tax as is consistent with the preservation of capital. The Company will invest primarily in tax-exempt obligations, but may also own taxable obligations, preferred stock (including convertible preferred stocks), other fixed-income securities and common stocks (including warrants and rights to purchase common stocks). The relative proportions of the types of the Company's portfolio securities will vary from time to time but not less than 50% of the portfolio will be invested in obligations issued by states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations, the interest on which is exempt from federal income tax in the opinion of bond counsel to the issuers.

Valuation of Investments

Investments are valued based on prices furnished by an independent pricing service. This service determines the valuations based on valuations for normal institutional size trading units of debt securities. In most instances, these valuations represent the mean between the most recently quoted bid and ask prices. In the event that market quotations are not readily available, securities are valued at their fair value by the investment advisor under the supervision and responsibility of the Company's Board of Directors. These valuations are believed to accurately reflect the fair market value of such securities.

Recording of Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividends and distributions to shareholders are recorded on the declaration date.

                          Shepmyers Investment Company

1.       Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Determination of Realized Gains or Losses from Investment Transactions

Realized gains or losses from investment transactions are calculated on the identified cost basis.

Federal Income Tax

It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for Federal income taxes.

Investment Income

The Company records interest income on the accrual basis. In computing net investment income, the Company amortizes premium over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date. Original issue discount is accreted over the life of the security.

2.       Dividends

On November 12, 1996 and October 7, 1996, the Board of Directors declared a cash dividend from net investment income of $.013 per share and $.15 per share, respectively; payable December 27, 1996 and January 2, 1997, respectively; to shareholders of record on December 6, 1996 and December 1, 1996, respectively.

                          Shepmyers Investment Company

3.       Investment Advisory Fee and Other Transactions With Affiliates

The Investment Advisory Agreement provides that the Company will pay to the Investment Advisor, as compensation for services provided, a fee at an annual rate of $25,000. At December 31, 1996, $6,250 is payable.

An officer of the Company is a partner in a law firm that provides legal services to the Company. Fees to the firm for legal services aggregated $17,000 in 1996, of which $4,250 is payable at December 31, 1996.

The Board of Directors has resolved that each director be paid $250 per meeting attended plus an annual fee of $600, and that the Chairman of the Board be paid an annual consulting fee of $15,000 and other officers an annual salary of $100 as compensation for their services. Directors and officers are reimbursed by the Company for out-of-pocket expenses incurred in attending meetings of the Board of Directors.

4.       Cost, Purchases, and Sales of Security Investments

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $2,078,436 and $1,911,057, respectively, during the year ended December 31, 1996.

At December 31, 1996, the cost of investment securities owned is the same for financial reporting and federal income tax purposes. Net unrealized appreciation of investment securities is $532,043 (aggregate gross unrealized appreciation of $537,253 less aggregate gross unrealized depreciation of $5,210).

5.       Components of Net Assets

The components of net assets at December 31, 1996, are as follows:

Common stock issued and outstanding, including
  additional paid-in capital                                     $14,723,326
Undistributed net investment income                                  297,020
Undistributed net capital gains                                        3,164
Net unrealized appreciation of investments                           532,043
                                                                 -----------
Net assets                                                       $15,555,553
                                                                 ===========

                         Report of Independent Auditors


Shareholders and Board of Directors
Shepmyers Investment Company

We have audited the accompanying statement of assets and liabilities of Shepmyers Investment Company, including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shepmyers Investment Company as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



January 17, 1997

                               CORPORATE DIRECTORY



DIRECTORS AND OFFICERS
----------------------

P.E. Spears*
         President and Chairman of the Board

G.P. King*
         Vice President & Treasurer

W.B. McConnel, III
         Secretary

L.S. DeVan*
J.M. Fuss*
R.E. Lemmon, Jr.*
R.P. Myers*
P.F. Spears*
J.F. Thompson, III*
C.D. Weber*

                                                                       *Director


AUDITOR
-------

Ernst & Young LLP
         Reading, Pennsylvania


COUNSEL
-------

Drinker Biddle & Reath
         Philadelphia, Pennsylvania


INVESTMENT ADVISOR
------------------

Rittenhouse Financial Services, Inc.
         Radnor, Pennsylvania


CUSTODIAN, TRANSFER AGENT, REGISTRAR & DIVIDEND DISBURSING AGENT
----------------------------------------------------------------

Investors Trust Company
         Wyomissing, Pennsylvania